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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 1994

                               __________________

                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of registrant as specified in its charter)


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
           TEXAS                              1-9016                           75-6335572
 (State or Other Jurisdiction)        (Commission File Number)         (I.R.S. Employer Identification
      of Incorporation                                                           Number)


         6220 NORTH BELTLINE, SUITE 205, IRVING, TEXAS                           75063
         (Address of Principal Executive Offices)                              (zip code)


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Registrant's telephone number, including area code: (214) 550-6053
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective May 24, 1994, Registrant dismissed its prior independent auditors, Kenneth Leventhal & Company ("KL") and retained as its new independent auditors, Ernst & Young ("E&Y"). KL's Independent Auditor's Report on Registrant's financial statements for fiscal years ended December 31, 1993 and December 31, 1992 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was approved by the Audit Committee of the Trust Managers of the Registrant and by the Trust Managers on May 24, 1994. During the fiscal years ended December 31, 1993 and 1992, and through May 24, 1994, there were no disagreements between Registrant and KL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KL, would have caused it to make reference to the subject matter of the disagreements in connection with the report.

         Effective May 24, 1994, Registrant engaged E&Y as its independent auditors. During the last two fiscal years and through May 24, 1994, Registrant did not consult Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)  EXHIBITS

         16.1 Letter dated May 26, 1994 from Registrant's former independent auditors.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN INDUSTRIAL PROPERTIES REIT



                                         /s/ Charles W. Wolcott
                                         Charles W. Wolcott
                                         President and Chief Executive Officer
DATE:  May 26, 1994





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                               INDEX TO EXHIBITS

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                                                                  Sequentially
Exhibit No.      Description                                      Numbered Page
- -----------      -----------                                      -------------
 *16.1           Letter dated May 26, 1994 from Registrant's
                 former independent auditors.


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________________________
 * Filed herewith.